                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21074

                 Cohen & Steers Premium Income Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

February 21, 2005

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2004. The net asset value at that date was $23.81 per common share. The total return, including income, for Cohen & Steers Premium Income Realty Fund and its relevant benchmarks were:

                                            NET ASSET VALUE(a)        MARKET PRICE(a)
                                           -------------------   -------------------
                                           QUARTER-    YEAR-     QUARTER-    YEAR-
                                            ENDED      ENDED      ENDED      ENDED
                                           12/31/04   12/31/04   12/31/04   12/31/04
                                           --------   --------   --------   --------
Cohen & Steers Premium Income Realty
  Fund(b)................................   16.7%      34.9%      19.8%       29.5%
NAREIT Equity REIT Index(c)..............   15.2%      31.6%      15.2%       31.6%
Morgan Stanley REIT Preferred Index(d)...    2.7%       7.3%       2.7%        7.3%

    During the quarter, three $0.12 share monthly dividends and one special dividend of $0.39 per share were declared and paid. The special year-end dividend consisted of a $0.36 per share long-term capital gain and a $0.03 per share distribution of investment income earned in excess of what we distributed throughout the course of the year.(e)

    In addition, the fund's board of directors announced an increase of $0.03 per common share in the fund's regular monthly distribution, raising the monthly distribution to $0.15 per common share. The new monthly distribution rate represents a 25% increase from the prior monthly distribution rate. In connection with this increase, the fund's board of directors announced the adoption of a level rate distribution policy. The new distribution rate reflects both the increased investment income that the fund's investment manager believes the fund will earn and the decision by the board of directors to augment investment income with the fund's capital, which has increased significantly since the fund's initial public offering due to unrealized appreciation in the

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) For the year, the fund averaged 88% REIT common stock and 12% preferred stock and other fixed income investments.
(c) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX, and the Nasdaq that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
(d) The Morgan Stanley REIT Preferred Index is an unmanaged index of all exchange-traded perpetual preferred securities of equity REITs, weighted by capitalization and considered representative of real estate preferred stock performance.
(e) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

fund's portfolio investments. As of December 31, 2004, the fund had unrealized appreciation in its portfolio investments equivalent to $10.54 per common share.

INVESTMENT REVIEW

    One year ago, in our year-end letter to shareholders, we shared our belief that REITs would experience 'a continuation of strong performance' as a result of strong expected economic fundamentals. We predicted that GDP would increase by at least 4% in 2004, creating 1.5 to 2.0 million jobs and leading to improving real estate fundamentals and accelerating cash flow growth rates for REITs. We are pleased to report that all of these predictions have been realized.

    Additionally, we believe that investors of all types -- individual and institutional, in the United States and abroad -- continued to gravitate toward REITs in recognition of their historical investment characteristics, which include a secure and growing dividend stream, diversification away from the broader stock and bond markets, and competitive total returns. In addition, as more and more investors came to appreciate the investment characteristics of real estate, REIT merger and acquisition activity heated up. The prices paid for real estate companies over the course of 2004 continued to validate the higher asset values associated with high quality U.S. commercial real estate assets. For all these reasons, the portfolio experienced another year of very strong absolute returns while at the same time providing current income at levels that were superior to that of the REIT market, as measured by the dividend yield of the NAREIT Equity REIT Index.

    Regional mall companies continued to lead the REIT industry in performance. Regional malls, benefiting from strong sales growth, rapid consolidation of ownership (resulting in greater leverage with retailers), strong demand for space by retailers, and a relatively fixed supply of franchise assets, returned 45.0%. Mills Corporation was our best performing mall stock, returning 52.4%. Shopping centers benefited from some of the same trends in retailing and returned 36.3%. Though we maintained a significant weighting in both these sectors, our underweight positions -- due to the lack of available yield opportunities in of these sectors -- detracted from the fund's overall performance.

    The industrial and apartment sectors, both cyclical in nature, benefited from a strong economy and generated 34.1% and 34.7% respectively. AvalonBay Communities, for example, was the best performing stock in the fund generating a 65.0% total return.

    Office companies trailed the index on average by a wide margin, returning 23.3% as a group. Office fundamentals, however, varied widely across the U.S. Although the dividend yields in this sector are generally well above average, our overweight here was a drag on the fund's total return performance. The fund's best office holding was Kilroy Realty with a 37.6% total return while the worst performer was Equity Office Properties with a total returned of 9.1%. The worst performing stock in the fund was Affordable Residential Communities, a manufactured housing company -- lower apartment rents and affordable for-sale housing have continued to disadvantage this low-priced housing alternative. Affordable Residential Communities returned - 4.8%, one of only a small handful of REITs with a negative total return in 2004.

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.


INVESTMENT OUTLOOK

    We anticipate that economic fundamentals in 2005 will be similar to 2004 and in a few ways even better. We believe that GDP growth will be in the 3.5% range with job growth of about 2 million. In our view, barring any large, exogenous economic shocks, this will result in continuing improvement in the unemployment rate and real wage gains. In short, we believe the economic recovery should become self-sustaining and somewhat steadier.

    This should provide a continued positive backdrop for real estate fundamentals, characterized by higher occupancies, rents and cash flows for most property types and in most regions of the country. As a result, our estimates indicate that REIT cash flow and dividend growth will continue to accelerate through 2005 and 2006. We expect REIT cash flow to increase 9.2% and 9.5% while dividend growth is projected to be 5.9% and 6.2% in 2005 and 2006, respectively. We believe the growth in earnings and dividends will support strong REIT valuations. Further, we believe this growth to be superior to what may be expected from most other sectors of the equity market.

    Although past performance is no guarantee of future results, history has shown that accelerating cash flow and dividend growth rates, which we anticipate for at least the next two years, can have a salutary effect on stock prices. For REITs as with other stocks, it has generally been when growth rates peaked and began declining that stock prices peaked. Not coincidentally, when REIT cash flow growth rates last peaked in early 1998, the REIT index peaked as well, and total returns turned negative. By 1998, real estate in the United States had been in recovery for several years and growth rates had been accelerating. But with rents having escalated dramatically in 1996 and 1997, an explosion of new construction in 1998 began to attenuate the dramatic market rental rate increases that commercial landlords had been experiencing. In short, real estate had fully recovered and even though demand from the economy was growing nicely, supply had risen to meet that demand, which caused earnings growth rates to peak.

    Accordingly, if the current real estate cycle continues to improve and economic growth remains steady in the 2.5% to 4% range, we believe that real estate stocks can continue to perform well, until such time when market rents rise to the level where developers are induced to build new buildings and rental increases are stifled by new competitive product. We believe that this eventuality is still a couple of years away. Rents, though rising in most markets, are generally nowhere near levels that would justify new construction and will not be for some time in our view. In most instances, we believe that it will be several years before new construction makes sense, given that the price of building a building has also escalated dramatically in accordance with the price of steel, concrete, lumber and labor.

    In summary, we anticipate that a steadily growing economy will support demand for real estate and that muted new construction will constrain the supply of real estate in many markets. With respect to REITs, we believe that cash flow growth will continue to accelerate along with dividend growth. We further believe that correctly anticipating these changing growth rates will be the key to REIT stock price performance again in 2005. Valuations are somewhat above historical averages, partially reflecting some of these positives in our view. However, valuations are not at levels that indicate to us a peak in stock prices. As it relates to REIT preferred stocks, we will

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

adhere to the proven strategy of maintaining an allocation to REIT preferred stocks which provide a premium yield, enhance the stability of the overall portfolio, and generally provide a total return that we believe is attractive in what we generally believe will be a low return environment. As a result, we believe the fund's overall portfolio may deliver attractive total returns in 2005, although investors are cautioned not to assume that returns will continue at the pace of the past two years.

Sincerely,

         MARTIN COHEN                    ROBERT H. STEERS
         MARTIN COHEN                    ROBERT H. STEERS
         President                       Chairman

         JOSEPH M. HARVEY                JAMES S. CORL
         JOSEPH M. HARVEY                JAMES S. CORL
         Portfolio Manager               Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.


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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of December 31, 2004, AMPS represented 33% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 54% of our borrowings at an average interest rate of 3.57%, for an average remaining period of 2.9 years (when we first entered into the swaps, the average term was 5.0 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund has been able to increase its monthly dividend on several occasions. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                          LEVERAGE FACTS(a)

Leverage (as % of managed net assets)..............    33%
% Fixed Rate.......................................    54%
% Variable Rate....................................    46%
Average Rate on Swaps..............................  3.57%
Average Term on Swaps..............................   2.9 years
Current Rate on AMPS...............................   2.5%

-------------------
(a) Data as of December 31, 2004. Information is subject to change.

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                               DECEMBER 31, 2004
                                TOP TEN HOLDINGS
                                  (UNAUDITED)


                                                             MARKET           % OF
     SECURITY                                                 VALUE      MANAGED ASSETS
     --------                                              -----------   --------------
 1.  Vornado Realty Trust................................  $48,776,491        4.32%
 2.  Equity Office Properties Trust......................   42,882,112        3.79
 3.  Mills Corp..........................................   40,487,600        3.58
 4.  Mack-Cali Realty Corp...............................   38,959,792        3.45
 5.  Macerich Co.........................................   38,295,440        3.39
 6.  Archstone-Smith Trust...............................   37,399,950        3.31
 7.  Ventas..............................................   37,244,708        3.30
 8.  Liberty Property Trust..............................   36,149,760        3.20
 9.  Arden Realty........................................   35,358,728        3.13
10.  Prentiss Properties Trust...........................   32,103,280        2.84

                                SECTOR BREAKDOWN
                           (Based on Managed Assets)
                                  (Unaudited)


                  [PIE CHART]

Office                                       32.59%
Shopping Center                              18.64%
Residential                                  13.98%
Health Care                                  11.51%
Diversified                                  10.30%
Cash & Other Assets in Excess of Liabilities  3.80%
Hotel                                         3.46%
Other                                         2.97%
Mortgage                                      2.75%


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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                 OF SHARES      (NOTE 1)      (UNAUDITED)(a)
                                                 ---------   --------------   -------------
EQUITIES                               142.78%(b)
  COMMON STOCK                         123.43%
    DIVERSIFIED                         13.58%
         Capital Trust -- Class A..............     66,200   $    2,033,002       6.51%
         Colonial Properties Trust.............    514,400       20,200,488       6.82
         Crescent Real Estate Equities Co......    883,300       16,129,058       8.21
         iStar Financial.......................    336,800       15,243,568       6.16
         Vornado Realty Trust..................    640,700       48,776,491       3.99
                                                             --------------
                                                                102,382,607
                                                             --------------
    HEALTH CARE                         15.65%
         Health Care Property Investors........  1,065,800       29,512,002       6.03
         Health Care REIT......................    555,800       21,203,770       6.29
         LTC Properties........................    307,800        6,128,298       6.03
         Nationwide Health Properties..........  1,009,400       23,973,250       6.23
         Ventas................................  1,358,800       37,244,708       4.74
                                                             --------------
                                                                118,062,028
                                                             --------------
    HOTEL                                2.82%
         Hospitality Properties Trust..........    406,400       18,694,400       6.26
         Strategic Hotel Capital...............    157,900        2,605,350       5.33
                                                             --------------
                                                                 21,299,750
                                                             --------------
    INDUSTRIAL                           3.19%
         First Industrial Realty Trust.........    590,200       24,038,846       6.83
                                                             --------------
    MORTGAGE                             4.12%
         Gramercy Capital Corp.(c).............    680,000       12,607,200       3.24
         Newcastle Investment Corp.............    581,137       18,468,534       7.87
                                                             --------------
                                                                 31,075,734
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited.
(b) Percentages indicated are based on the net assets applicable to common shares of the fund.
(c) The Fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                 OF SHARES      (NOTE 1)      (UNAUDITED)
                                                 ---------   --------------   ------------
    OFFICE                              39.07%
         Arden Realty..........................    937,400   $   35,358,728       5.36%
         BioMed Realty Trust...................     58,900        1,308,169       4.86
         Boston Properties.....................    233,600       15,106,912       4.02
         Brandywine Realty Trust...............  1,021,000       30,007,190       5.99
         CarrAmerica Realty Corp...............    848,500       28,000,500       6.06
         Equity Office Properties Trust........  1,472,600       42,882,112       6.87
         HRPT Properties Trust.................    639,600        8,206,068       6.55
         Highwoods Properties..................    559,200       15,489,840       6.14
         Kilroy Realty Corp....................    114,100        4,877,775       4.63
         Mack-Cali Realty Corp.................    846,400       38,959,792       5.47
         Maguire Properties....................    507,800       13,944,188       5.83
         Prentiss Properties Trust.............    840,400       32,103,280       5.86
         Reckson Associates Realty Corp........    865,500       28,397,055       5.18
                                                             --------------
                                                                294,641,609
                                                             --------------
    OFFICE/INDUSTRIAL                    5.93%
         Liberty Property Trust................    836,800       36,149,760       5.65
         Mission West Properties...............    802,300        8,536,472       6.02
                                                             --------------
                                                                 44,686,232
                                                             --------------
    RESIDENTIAL                         18.88%
       APARTMENT                        18.48%
         AMLI Residential Properties Trust.....     65,000        2,080,000       6.00
         American Campus Communities...........    111,900        2,516,631       6.00
         Archstone-Smith Trust.................    976,500       37,399,950       4.49
         AvalonBay Communities.................    374,100       28,169,730       3.72
         Camden Property Trust.................    507,200       25,867,200       4.98
         GMH Communities Trust.................    208,600        2,941,260       6.45
         Gables Residential Trust..............    466,500       16,696,035       6.73
         Home Properties.......................    303,100       13,033,300       5.86
         Mid-America Apartment Communities.....    258,800       10,667,736       5.68
                                                             --------------
                                                                139,371,842
                                                             --------------

                See accompanying notes to financial statements.
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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                 OF SHARES      (NOTE 1)      (UNAUDITED)
                                                 ---------   --------------   ------------
       MANUFACTURED HOME                 0.40%
         Affordable Residential Communities....    212,400   $    3,047,940       8.71%
                                                             --------------
         TOTAL RESIDENTIAL.....................                 142,419,782
                                                             --------------
    SELF STORAGE                         0.74%
         Sovran Self Storage...................     71,500        3,013,010       5.74
         U-Store-It Trust......................    148,700        2,579,945       6.46
                                                             --------------
                                                                  5,592,955
                                                             --------------
    SHOPPING CENTER                     19.45%
       COMMUNITY CENTER                  6.17%
         Cedar Shopping Centers................    180,000        2,574,000       6.29
         Heritage Property Investment Trust....    385,800       12,380,322       6.54
         Kramont Realty Trust..................    230,500        5,393,700       5.56
         New Plan Excel Realty Trust...........    189,400        5,128,952       6.09
         Ramco-Gershenson Properties Trust.....    652,600       21,046,350       5.21
                                                             --------------
                                                                 46,523,324
                                                             --------------
       REGIONAL MALL                    13.28%
         CBL & Associates Properties...........     64,200        4,901,670       4.26
         Glimcher Realty Trust.................    594,700       16,479,137       6.93
         Macerich Co...........................    609,800       38,295,440       4.14
         Mills Corp............................    635,000       40,487,600       3.73
                                                             --------------
                                                                100,163,847
                                                             --------------
         TOTAL SHOPPING CENTER.................                 146,687,171
                                                             --------------
              TOTAL COMMON STOCK
                (Identified cost --
                $607,086,178)..................                 930,886,714
                                                             --------------

                See accompanying notes to financial statements.
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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                 OF SHARES      (NOTE 1)      (UNAUDITED)
                                                 ---------   --------------   ------------
  PREFERRED STOCK                       19.35%
    DIVERSIFIED                          1.85%
         Colonial Properties Trust, 8.125%,
            Series D...........................    190,300   $    5,052,465       7.65%
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible)......     10,900          242,961       7.58
         Crescent Real Estate Equities Co.,
            9.50%, Series B....................    137,400        3,668,580       8.91
         iStar Financial, 7.875%, Series E.....     35,000          918,400       7.51
         iStar Financial, 7.80%, Series F......    100,000        2,600,000       7.50
         iStar Financial, 7.65%, Series G......     60,000        1,548,000       7.40
                                                             --------------
                                                                 14,030,406
                                                             --------------
    HEALTH CARE                          0.82%
         Health Care REIT, 7.625%, Series F....    182,900        4,618,225       7.56
         Omega Healthcare Investors, 8.375%,
            Series D...........................     60,000        1,584,000       7.92
                                                             --------------
                                                                  6,202,225
                                                             --------------
    HOTEL                                1.76%
         Equity Inns, 8.75%, Series B..........    180,000        4,743,000       8.31
         FelCor Lodging Trust, $1.95, Series A
            (Convertible)......................     26,500          672,040       7.69
         FelCor Lodging Trust, 9.00%,
            Series B...........................     25,100          643,313       8.78
         Host Marriott Corp., 10.00%,
            Series B...........................     69,100        1,782,780       9.69
         Host Marriott Corp., 10.00%,
            Series C...........................     99,200        2,615,904       9.48
         Host Marriott Corp., 8.875%,
            Series E...........................     40,000        1,111,000       7.99
         Host Marriott Financial Trust, 6.75%,
            QUIPS (Convertible)(a).............     17,300          994,750       5.88
         LaSalle Hotel Properties, 10.25%,
            Series A...........................     25,400          695,960       9.34
                                                             --------------
                                                                 13,258,747
                                                             --------------
    INDUSTRIAL                           0.01%
         ProLogis, 8.54%, Series C.............        980           57,575       7.27
                                                             --------------
    MORTGAGE                             0.40%
         Newcastle Investment Corp., 9.75%,
            Series B...........................    111,300        3,015,117       9.01
                                                             --------------


-------------------
(a)  QUIPS Quarterly Income Preferred Securities.


                  See accompanying notes to financial statements.
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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                 OF SHARES      (NOTE 1)      (UNAUDITED)
                                                 ---------   --------------   ------------
    OFFICE                               3.78%
         Alexandria Real Estate Equities,
            9.10%, Series B....................      2,000   $       54,000       8.44%
         Cousins Properties, Inc., 7.75%,
            Series A...........................     87,660        2,292,309       7.42
         Cousins Property, 7.50%, Series B.....    178,000        4,471,360       7.48
         HRPT Properties Trust, 8.75%,
            Series B...........................    400,000       11,062,000       7.92
         Highwoods Properties, 8.625%,
            Series A...........................      2,679        2,806,252       8.23
         Highwoods Properties, 8.00%,
            Series D...........................     57,500        1,447,275       7.95
         Kilroy Realty Corp., 7.50%,
            Series F...........................     35,300          893,443       7.43
         Maguire Properties, 7.625%,
            Series A...........................     90,500        2,316,800       7.46
         SL Green Realty Corp., 7.625%,
            Series C...........................    123,500        3,167,775       7.45
                                                             --------------
                                                                 28,511,214
                                                             --------------
    OFFICE/INDUSTRIAL                    0.07%
         PS Business Parks, 7.00%, Series H....     20,000          495,800       7.06
                                                             --------------
    RESIDENTIAL -- APARTMENT             1.90%
         Apartment Investment & Management Co.,
            9.375%, Series G...................      2,500           68,350       8.56
         Apartment Investment & Management Co.,
            10.10%, Series Q...................      5,800          154,106       9.52
         Apartment Investment & Management Co.,
            10.00%, Series R...................        100            2,663       9.39
         Apartment Investment & Management Co.,
            8.00%, Series V....................    185,400        4,703,598       7.88
         Apartment Investment & Management Co.,
            7.875%, Series Y...................    111,000        2,744,475       7.97
         Associated Estates Realty Corp.,
            8.70%, Series B....................     83,000        2,153,850       8.40
         Mid-America Apartment Communities,
            8.30%, Series H....................    120,800        3,140,800       8.00
         Post Properties, 8.50%, Series A......     12,000          712,800       7.15
         United Dominion Realty Trust, 8.60%,
            Series B...........................     25,000          673,750       7.98
                                                             --------------
                                                                 14,354,392
                                                             --------------

                See accompanying notes to financial statements.
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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                 OF SHARES      (NOTE 1)      (UNAUDITED)
                                                 ---------   --------------   ------------
    SHOPPING CENTER                      8.49%
       COMMUNITY CENTER                  1.08%
         Developers Diversified Realty Corp.,
            8.60%, Series F....................     23,200   $      623,384       8.00%
         Federal Realty Investment Trust,
            8.50%, Series B....................     20,000          542,600       7.85
         Ramco-Gershenson Property Trust,
            9.50%, Series B....................    189,100        5,238,070       8.59
         Urstadt Biddle Properties, 8.50%,
            Series C...........................     16,000        1,724,000       7.89
                                                             --------------
                                                                  8,128,054
                                                             --------------
       FREE STANDING                     0.41%
         Commercial Net Lease Realty, 9.00%,
            Series A...........................    100,500        2,719,530       8.31
         Realty Income Corp., 7.375%,
            Series D...........................     13,300          346,332       7.07
                                                             --------------
                                                                  3,065,862
                                                             --------------
       REGIONAL MALL                     7.00%
         CBL & Associates Properties, 7.75%,
            Series C...........................    145,200        3,815,856       7.38
         CBL & Associates Properties, 7.375%,
            Series D...........................    270,000        6,709,500       7.40
         Glimcher Realty Trust, 8.75%,
            Series F...........................     40,000        1,042,000       8.41
         Glimcher Realty Trust, 8.125%,
            Series G...........................     80,000        2,063,200       7.87
         Mills Corp., 9.00%, Series B(a).......    714,100       19,780,570       8.12
         Mills Corp., 9.00%, Series C..........    140,000        3,892,000       8.09
         Mills Corp., 8.75%, Series E..........     80,000        2,268,800       7.72
         Pennsylvania Real Estate Investment
            Trust, 11.00%, Series A............     98,300        5,947,150       9.09
         Simon Property Group, 8.375%,
            Series J...........................     70,800        4,042,680       7.34
         Taubman Centers, 8.30%, Series A......     25,000          637,750       8.15
         Taubman Centers, 8.00%, Series G......    100,000        2,595,000       7.71
                                                             --------------
                                                                 52,794,506
                                                             --------------
         TOTAL SHOPPING CENTER.................                  63,988,422
                                                             --------------
    SPECIALTY                            0.27%
         Capital Automotive REIT, 7.50%,
            Series A...........................     80,000        2,056,000       7.32
                                                             --------------
              TOTAL PREFERRED STOCK
                (Identified cost --
                $137,229,290)..................                 145,969,898
                                                             --------------
              TOTAL EQUITIES (Identified
                cost -- $744,315,468)..........               1,076,856,612
                                                             --------------

-------------------
(a) 77,000 shares segregated as collateral for the interest rate swap transactions.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                    PRINCIPAL        VALUE
                                                     AMOUNT         (NOTE 1)
                                                   -----------   --------------
CORPORATE BOND                             1.38%
         HMH Properties, 7.875%, due 8/1/08.....   $ 1,017,000   $    1,050,053
         Host Marriott, LP, 9.50%, due
            1/15/07.............................     3,200,000        3,520,000
         Ventas Realty, LP, 9.00%, due 5/1/12...     5,000,000        5,856,250
                                                                 --------------
         TOTAL CORPORATE BOND
            (Identified cost -- $8,994,608).....                     10,426,303
                                                                 --------------
COMMERCIAL PAPER                           5.42%
         State Street Corp., 1.70%, due
            01/03/05............................    10,884,000       10,882,972
         UBS Financial, 1.70%, due 01/03/05.....    30,000,000       29,997,167
                                                                 --------------
         TOTAL COMMERCIAL PAPER
            (Identified cost -- $40,880,139)....                     40,880,139
                                                                 --------------
TOTAL INVESTMENTS (Identified
  cost -- $794,190,215)..............    149.58%                  1,128,163,054
OTHER ASSETS IN EXCESS OF
  LIABILITIES........................      0.27%                      2,030,762
LIQUIDATION VALUE OF TAXABLE AUCTION
  MARKET PREFERRED SHARES: SERIES M,
  SERIES T, SERIES TH, AND SERIES F
  (Equivalent to $25,000 per share
  based on 2,400 shares outstanding
  for Series M, Series T,
  Series TH, and Series F)...........    (31.82)%                  (240,000,000)
LIQUIDATION VALUE OF AUCTION MARKET
  PREFERRED SHARES:
  SERIES M28 AND SERIES W28
  (Equivalent to $25,000 based on
  2,040 shares outstanding for
  Series M28 and 3,400 shares
  outstanding for Series W28)........    (18.03)%                  (136,000,000)
                                         -------                 --------------
NET ASSETS APPLICABLE TO COMMON
  SHARES (Equivalent to $23.81 per
  share based on 31,681,637 shares of
  capital stock outstanding).........    100.00%                 $  754,193,816
                                         -------                 --------------
                                         -------                 --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

ASSETS:
    Investments in securities, at value (Identified
      cost -- $794,190,215) (Note 1)........................  $1,128,163,054
    Cash....................................................             196
    Dividends and interest receivable.......................       7,115,542
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................         226,553
    Other assets............................................          33,697
                                                              --------------
        Total Assets........................................   1,135,539,042
                                                              --------------
LIABILITIES:
    Payable for investment securities purchased.............       2,509,954
    Payable for dividends declared on common shares.........         802,789
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................         709,359
    Payable to investment manager...........................         523,848
    Payable for dividends declared on preferred shares......         480,809
    Payable for offering cost on preferred shares...........         164,821
    Payable to administrator................................          19,049
    Payable for directors fees..............................           1,575
    Other liabilities.......................................         133,022
                                                              --------------
        Total Liabilities...................................       5,345,226
                                                              --------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Taxable auction market preferred shares, Series M
      ($25,000 liquidation value, $0.001 par value,
      2,400 shares issued and outstanding)
      (Notes 1 and 5).......................................      60,000,000
    Taxable auction market preferred shares, Series T
      ($25,000 liquidation value, $0.001 par value,
      2,400 shares issued and outstanding)
      (Notes 1 and 5).......................................      60,000,000
    Taxable auction market preferred shares, Series TH
      ($25,000 liquidation value, $0.001 par value,
      2,400 shares issued and outstanding)
      (Notes 1 and 5).......................................      60,000,000
    Taxable auction market preferred shares, Series F
      ($25,000 liquidation value, $0.001 par value,
      2,400 shares issued and outstanding)
      (Notes 1 and 5).......................................      60,000,000
    Auction market preferred shares, Series W28 ($25,000
      liquidation value, $0.001 par value,
      3,400 shares issued and outstanding)
      (Notes 1 and 5).......................................      85,000,000
    Auction market preferred shares, Series M28 ($25,000
      liquidation value, $0.001 par value,
      2,040 shares issued and outstanding)
      (Notes 1 and 5).......................................      51,000,000
                                                              --------------
                                                                 376,000,000
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $  754,193,816
                                                              --------------
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 31,681,637 shares issued
      and outstanding) (Notes 1 and 5)......................  $  421,781,302
    Distributions in excess of net investment income........        (415,177)
    Accumulated net realized loss on investments............        (662,342)
    Net unrealized appreciation on investments and interest
      rate swap transactions................................     333,490,033
                                                              --------------
                                                              $  754,193,816
                                                              --------------
                                                              --------------
NET ASSET VALUE PER COMMON SHARE:
  ($754,193,816[div]31,681,637 shares outstanding)..........  $        23.81
                                                              --------------
                                                              --------------
MARKET PRICE PER COMMON SHARE...............................  $        21.96
                                                              --------------
                                                              --------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  COMMON SHARE..............................................  $        (7.77)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

Investment Income (Note 1):
    Dividend income.........................................  $ 38,687,857
    Interest income.........................................     1,345,181
                                                              ------------
         Total Income.......................................    40,033,038
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     7,626,777
    Preferred remarketing fees..............................       754,398
    Administration fees (Note 2)............................       339,045
    Reports to shareholders.................................       234,596
    Professional fees.......................................       102,962
    Custodian fees and expenses.............................        78,996
    Directors' fees and expenses (Note 2)...................        43,899
    Insurance expense.......................................        37,010
    Auction agent fees......................................        23,147
    Transfer agent fees and expenses........................        15,599
    Miscellaneous...........................................        65,377
                                                              ------------
         Total Expenses.....................................     9,321,806
    Reduction of Expenses (Note 2)..........................    (2,383,368)
                                                              ------------
         Net Expenses.......................................     6,938,438
                                                              ------------
Net Investment Income.......................................    33,094,600
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments (Note
  1):
    Net realized gain on investments........................    21,978,054
    Net realized loss on interest rate swap transactions....    (4,410,221)
    Net change in unrealized appreciation on investments....   150,688,427
    Net change in unrealized appreciation on interest rate
       swap transactions....................................     2,867,638
                                                              ------------
         Net realized and unrealized gain on investments....   171,123,898
                                                              ------------
Net Increase Resulting from Operations......................   204,218,498
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net investment income and net realized gain on
       investments..........................................    (4,855,670)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $199,362,828
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

                                                               FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                          DECEMBER 31, 2004   DECEMBER 31, 2003
                                                          -----------------   -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income...........................    $ 33,094,600        $ 29,700,466
        Net realized gain on investments and interest
          rate swap transactions........................      17,567,833           6,412,989
        Net change in unrealized appreciation on
          investments and interest rate swap
          transactions..................................     153,556,065         194,990,397
                                                            ------------        ------------
            Net increase resulting from operations......     204,218,498         231,103,852
                                                            ------------        ------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income...........................      (2,962,099)         (2,212,048)
        Net realized gain on investments................      (1,893,571)           (991,542)
                                                            ------------        ------------
            Total dividends and distributions to
              preferred shareholders....................      (4,855,670)         (3,203,590)
                                                            ------------        ------------
            Net increase in net assets from operations
              applicable to common shares...............     199,362,828         227,900,262
                                                            ------------        ------------
    Less Dividends and Distributions to Common
      Shareholders from:
        Net investment income...........................     (26,318,218)        (23,144,749)
        Net realized gain on investments................     (20,084,484)        (10,374,550)
        Tax return of capital...........................     (11,099,469)        (13,168,196)
                                                            ------------        ------------
            Total dividends and distributions to common
              shareholders..............................     (57,502,171)        (46,687,495)
                                                            ------------        ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from shares issued to
          common shareholders for reinvestment of
          dividends.....................................              --           1,546,196
        Increase in net assets from preferred share
          offering cost adjustment......................         207,502                  --
        Decrease in net assets from underwriting
          commissions and offering expenses from
          issuance of preferred shares..................      (1,240,778)           (845,045)
                                                            ------------        ------------
            Net increase/(decrease) in net assets from
              capital stock transactions................      (1,033,276)            701,151
                                                            ------------        ------------
            Total increase in net assets applicable to
              common shares.............................     140,827,381         181,913,918
    Net Assets Applicable to Common Shares:
        Beginning of year...............................     613,366,435         431,452,517
                                                            ------------        ------------
        End of year(a)..................................    $754,193,816        $613,366,435
                                                            ------------        ------------
                                                            ------------        ------------

-------------------
(a) Includes distributions in excess of net investment income of $415,177 at December 31, 2004 and undistributed net investment income of $180,762 at December 31, 2003.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                                  FOR THE PERIOD
                                                          FOR THE YEAR ENDED DECEMBER 31,        AUGUST 30, 2002(a)
                                                      ---------------------------------------        THROUGH
PER SHARE OPERATING PERFORMANCE:                             2004                 2003          DECEMBER 31, 2002
--------------------------------                      ------------------   ------------------   ------------------
Net asset value per common share, beginning of
 period.............................................        $19.36               $13.67               $14.33
                                                            ------               ------               ------
Income from investment operations:
   Net investment income............................          0.91                 0.94(b)              0.29
   Net realized and unrealized gain/(loss) on
     investments....................................          5.54                 6.36                (0.45)
                                                            ------               ------               ------
       Total income/(loss) from investment
         operations.................................          6.45                 7.30                (0.16)
                                                            ------               ------               ------
Less dividends and distributions to preferred
 shareholders from:
   Net investment income............................          (.09)               (0.07)               (0.03)
   Net realized gain on investments.................          (.06)               (0.03)                  --
                                                            ------               ------               ------
       Total dividends and distributions to
         preferred shareholders.....................         (0.15)               (0.10)               (0.03)
                                                            ------               ------               ------
       Total from investment operations applicable
         to common shares...........................          6.30                 7.20                (0.19)
                                                            ------               ------               ------
Less Offering and organization costs charged to
   paid-in capital -- common shares.................            --                   --                (0.03)
   Preferred share offering cost adjustment.........          0.01
   Offering and organization costs charged to
   paid-in capital -- preferred shares..............         (0.04)               (0.03)               (0.10)
   Anti-dilutive effect of common share offering....            --                   --                 0.01
                                                            ------               ------               ------
       Total offering and organization costs........         (0.03)               (0.03)               (0.12)
                                                            ------               ------               ------
Less dividends and distributions to common
 shareholders from:
   Net investment income............................          (.84)               (0.73)               (0.26)
   Net realized gain on investments.................          (.63)               (0.33)               (0.03)
   Tax return of capital............................          (.35)               (0.42)               (0.06)
                                                            ------               ------               ------
       Total dividends and distributions to common
         shareholders...............................         (1.82)               (1.48)               (0.35)
                                                            ------               ------               ------
Net increase/(decrease) in net asset value per
 common share.......................................          4.45                 5.69                (0.66)
                                                            ------               ------               ------
Net asset value, per common share, end of period....        $23.81               $19.36               $13.67
                                                            ------               ------               ------
                                                            ------               ------               ------
Market value, per common share, end of period.......        $21.96               $18.60               $13.46
                                                            ------               ------               ------
                                                            ------               ------               ------
Net asset value total return(c).....................         34.91%               55.52%               -2.11%(d)
                                                            ------               ------               ------
                                                            ------               ------               ------
Market value return(c)..............................         29.51%               51.74%               -7.92%(d)
                                                            ------               ------               ------
                                                            ------               ------               ------

-------------------
(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(d) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                                  FOR THE PERIOD
                                                          FOR THE YEAR ENDED DECEMBER 31,        AUGUST 30, 2002(a)
                                                      ---------------------------------------        THROUGH
RATIOS/SUPPLEMENTAL DATA:                                    2004                 2003          DECEMBER 31, 2002
-------------------------                             ------------------   ------------------   ------------------
Net assets applicable to common shares, end of
 period (in millions)...............................       $  754.2             $  613.4             $  431.5
                                                           --------             --------             --------
                                                           --------             --------             --------
Ratio of expenses to average daily net assets
 applicable to common shares (before expense
 reduction)(b)......................................           1.43%                1.49%                1.46%(c)
                                                           --------             --------             --------
                                                           --------             --------             --------
Ratio of expenses to average daily net assets
 applicable to common shares (net of expense
 reduction)(b)......................................           1.07%                1.11%                1.12%(c)
                                                           --------             --------             --------
                                                           --------             --------             --------
Ratio of net investment income to average daily net
 assets applicable to common shares (before expense
 reduction)(b)......................................           4.71%                5.61%                6.35%(c)
                                                           --------             --------             --------
                                                           --------             --------             --------
Ratio of net investment income to average daily net
 assets applicable to common shares (net of expense
 reduction)(b)......................................           5.08%                5.99%                6.69%(c)
                                                           --------             --------             --------
                                                           --------             --------             --------
Ratio of expenses to average daily managed assets
 (before expense reduction)(b),(e)..................           0.98%                0.99%                1.08%(c)
                                                           --------             --------             --------
                                                           --------             --------             --------
Ratio of expenses to average daily managed assets
 (net of expense reduction)(b),(e)..................           0.73%                0.73%                0.83%(c)
                                                           --------             --------             --------
                                                           --------             --------             --------
Portfolio turnover rate.............................           5.37%               21.15%                1.19%(d)
                                                           --------             --------             --------
                                                           --------             --------             --------
PREFERRED SHARES:
----------------
Liquidation value, end of period (in 000's).........       $376,000             $291,000             $240,000
                                                           --------             --------             --------
                                                           --------             --------             --------
Total shares outstanding (in 000's).................             15                   12                   10
                                                           --------             --------             --------
                                                           --------             --------             --------
Asset coverage per share............................       $ 75,146             $ 77,692             $ 69,943
                                                           --------             --------             --------
                                                           --------             --------             --------
Liquidation preference per share....................       $ 25,000             $ 25,000             $ 25,000
                                                           --------             --------             --------
                                                           --------             --------             --------
Average market value per sharef.....................       $ 25,000             $ 25,000             $ 25,000
                                                           --------             --------             --------
                                                           --------             --------             --------

-------------------
(a) Commencement of operations.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c) Annualized.

(d) Not annualized.

(e) Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

(f) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Premium Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on April 11, 2002 and is registered under the investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund had no operations until August 12, 2002 when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on August 30, 2002.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities. Any securities for which market quotations are not readily available shall be valued in accordance with the procedures approved by the board of directors.

--------------------------------------------------------------------------------
                                      19

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the auction market preferred shares and taxable auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets & Liabilities.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from GAAP.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Series M, Series T, and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M, Series T, and Series F preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series M28, Series W28 and Series TH preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series M28 and Series TH preferred shares are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.80% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the year ended December 31, 2004, the fund incurred investment management fees of $7,626,777.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.25% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.20% of average daily managed asset value in year six, 0.15% of average daily managed asset value in year seven, 0.10% of average daily managed asset value in year eight, and 0.05% of average daily managed asset value in year nine. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. For the year ended December 31, 2004, the investment manager waived management fees of $2,383,368.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee of 0.02% of the fund's average

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

daily managed asset value. For the year ended December 31, 2004, the fund incurred $190,669 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the year ended December 31, 2004, fees and related expenses accrued for nonaffiliated directors totaled $43,899.

    Other: During the period, the fund may have purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2004, totaled $92,968,677 and $50,942,482, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $11,099,469 ($0.35 per common share) for the year ended December 31, 2004 which has been deducted from paid-in capital. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                        FOR THE YEAR ENDED
                                                           DECEMBER 31,
                                                   ---------------------------
                                                      2004            2003
                                                   -----------     -----------
Preferred shareholders:
    Ordinary income..............................  $ 3,005,481(a)  $ 2,583,881
    Long-term capital gains......................    1,850,189         619,709
                                                   -----------     -----------
         Total dividends and distributions to
            preferred shareholders...............  $ 4,855,670     $ 3,203,590
                                                   -----------     -----------
                                                   -----------     -----------
Common shareholders:
    Ordinary income..............................  $26,778,357     $27,035,246
    Long-term capital gains......................   19,624,345       6,484,053
    Tax return of capital........................   11,099,469      13,168,196
                                                   -----------     -----------
         Total dividends and distributions to
            common shareholders..................  $57,502,171     $46,687,495
                                                   -----------     -----------
                                                   -----------     -----------

-------------------
(a) Under federal income tax rules, the tax character of $480,809 will be determined based upon 2005 earnings and profits.

--------------------------------------------------------------------------------
                                       22

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    At December 31, 2004, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $794,852,559
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $334,294,284
Gross unrealized depreciation.....................      (983,789)
                                                    ------------
Net unrealized appreciation on investments........   333,310,495
Net unrealized depreciation on interest rate swap
  Transactions....................................      (417,169)
                                                    ------------
Net unrealized appreciation.......................  $332,893,326
                                                    ------------
                                                    ------------

    Differences between book and tax basis unrealized appreciation are primarily due to wash sales on portfolio securities and differing treatment of swap income/expense.

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of interest rate swap payments and wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2004, the fund decreased undistributed net investment income by $4,410,222 and increased accumulated net realized gain on investments by $4,410,222, relating primarily to differing treatment of interest rate swap income/expense.

    For the year ended December 31, 2004, the fund did not have any undistributed ordinary income or capital gains.

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share. At December 31, 2004, Cohen & Steers Capital Management, Inc. owned approximately 8,500 shares.

    During the year ended December 31, 2004, the fund issued no shares of common stock for the reinvestment of dividends. An adjustment of $207,502 related to a change in the amount of preferred share offering costs was credited to common stock during the year ended December 31, 2004. During the year ended
December 31, 2003, the fund issued 109,352 shares of common stock for the reinvestment of dividends.

    The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the board of directors, by action of the board of directors without the approval of the common shareholders.

    On November 15, 2004, the fund issued 3,400 auction market preferred shares, Series W28 (par value $0.001). Proceeds paid to the fund amounted to $83,759,222 after deduction of underwriting commissions and offering expenses of $1,240,778. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    On September 15, 2003, the fund issued 2,040 auction rate cumulative preferred shares, Series M28 (par value $0.001). Proceeds paid to the fund amounted to $50,154,955 after deduction of underwriting commissions

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

and offering expenses of $845,045. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, UBS AG, Banc of America, and Royal Bank of Canada. Under the agreements the fund receives a floating rate and pays a respective fixed rate. Details of the swaps at December 31, 2004 are as follows:

                                                                                                    UNREALIZED
                                    NOTIONAL                 FLOATING RATE(a)                      APPRECIATION/
          COUNTERPARTY               AMOUNT     FIXED RATE   (RESET MONTHLY)   TERMINATION DATE   (DEPRECIATION)
---------------------------------  -----------  ----------   ---------------   ----------------   --------------
Merrill Lynch Derivative Products
  AG.............................  $38,000,000   2.9300%         2.410%        October 18, 2005     $   4,655
Merrill Lynch Derivative Products
  AG.............................  $38,000,000   3.6600%         2.410%        October 18, 2007       (87,569)
Merrill Lynch Derivative Products
  AG.............................  $38,000,000   4.1600%         2.410%        October 18, 2009      (364,509)
UBS AG...........................  $22,000,000   2.9200%         2.410%        October 18, 2005         2,455
UBS AG...........................  $22,000,000   3.6425%         2.410%        October 18, 2007       (41,907)
UBS AG...........................  $22,000,000   4.1650%         2.410%        October 19, 2009      (215,374)
Banc of America..................  $11,850,000   3.2150%         2.290%        October 2, 2008        202,619
Royal Bank of Canada.............  $11,850,000   3.6800%         2.413%        October 22, 2008        16,824
                                                                                                    ---------
                                                                                                    $(482,806)
                                                                                                    ---------
                                                                                                    ---------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2004.

--------------------------------------------------------------------------------
                                       24

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Cohen & Steers Premium Income Realty Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Premium Income Realty Fund, Inc. (the 'Fund') at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                  PricewaterhouseCoopers LLP

New York, New York
February 21, 2005

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                         AVERAGE ANNUAL TOTAL RETURNS(a)
                 (PERIODS ENDED DECEMBER 31, 2004) (UNAUDITED)

          SINCE INCEPTION
ONE YEAR     (8/30/02)
--------  ---------------
 34.91%       34.72%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                      TAX INFORMATION -- 2004 (UNAUDITED)

    Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $182,956. Additionally, the fund designates long term capital gains distributions of $19,137,772 at the rate of 15% and $2,336,762 at the rate of 25% or the maximum allowable.

    Shareholders are advised to consult with their own tax advisors as to Federal, State and local tax status of the income received.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available
(i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

-------------------
(a) Based on net asset value.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

    As required, the fund has submitted to the New York Stock Exchange ('NYSE') the annual certification of the fund's chief executive officer that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the fund's Form N-CSR for the year ended December 31, 2004 filed with the SEC.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. As noted in the shareholder letter, the fund has adopted a level rate distribution policy. Under this policy, the fund will pay distributions in excess of the fund's net investment company taxable income and this excess will be a tax-free return of capital distributed from the fund's assets. The fund's shareholders of record will be notified of the approximate amount of capital returned to shareholders for each distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

    Joseph M. Harvey was appointed as a portfolio manager of the fund in August 2004. He joined Cohen & Steers Capital Management, the fund's advisor, in 1992 and currently serves as its president. Mr. Harvey also serves as president of the advisor's parent company, Cohen & Steers, Inc. Prior to August 2003, he was a senior vice president and director of investment research for the advisor.

    James S. Corl was appointed as a portfolio manager in December 2004. He joined the advisor in 1997 and currently serves as an executive vice president. Mr. Corl is also an executive vice president of the advisor's parent company, Cohen & Steers, Inc. Prior to that, Mr. Corl was a senior vice president of the advisor.

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                                 PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                             MANAGEMENT OF THE FUND

    The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

    The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

                                                           PRINCIPAL OCCUPATION       NUMBER OF FUNDS
                                                            DURING PAST 5 YEARS     WITHIN FUND COMPLEX    LENGTH
                          POSITION(S) HELD     TERM OF        (INCLUDING OTHER       OVERSEEN BY DIRECTOR   OF TIME
NAME, ADDRESS AND AGE(a)     WITH FUND         OFFICE        DIRECTORSHIPS HELD)     (INCLUDING THE FUND)   SERVED
------------------------     ---------         ------        -------------------     --------------------   ------
Interested Directors(b)
Robert H. Steers .....  Director, chairman     2006      Co-chairman and co-chief           14              Since
Age: 51                   of the board,                  executive officer of the                         inception
                          and secretary                  advisor since 2003 and
                                                         prior to that, chairman
                                                         of the advisor. President
                                                         of Cohen & Steers
                                                         Securities, LLC, the
                                                         fund's distributor.

Martin Cohen .........      Director,          2007      Co-chairman and co-chief           14              Since
Age: 55                   president and                  executive officer of the                         inception
                            treasurer                    advisor since 2003 and
                                                         prior to that, president
                                                         of the advisor. Vice
                                                         president of Cohen &
                                                         Steers Securities, LLC,
                                                         the fund's distributor.

Disinterested
Directors
Bonnie Cohen(c).......       Director          2005      Consultant. Prior                  14              Since
Age: 61                                                  thereto, Undersecretary                          inception
                                                         of State, United States
                                                         Department of State.
                                                         Director of Wellsford
                                                         Real Properties, Inc.

George Grossman ......       Director          2006      Attorney-at-law.                   14              Since
Age: 50                                                                                                   inception

                                                 (table continued on next page)

-------------------
(a) The address for all directors is 757 Third Avenue, New York, NY 10017.
(b) 'Interested person,' as defined in the 1940 Act, of the fund because of affiliation with Cohen & Steers Capital Management, Inc., the fund's advisor.
(c) Martin Cohen and Bonnie Cohen are unrelated.

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

(table continued from previous page)

                                                           PRINCIPAL OCCUPATION       NUMBER OF FUNDS
                                                            DURING PAST 5 YEARS     WITHIN FUND COMPLEX    LENGTH
                          POSITION(S) HELD     TERM OF        (INCLUDING OTHER       OVERSEEN BY DIRECTOR   OF TIME
NAME, ADDRESS AND AGE(a)     WITH FUND         OFFICE        DIRECTORSHIPS HELD)     (INCLUDING THE FUND)   SERVED
------------------------     ---------         ------        -------------------     --------------------   ------
Richard E. Kroon .....       Director          2005      Board member of Finlay             14             2004 to
Age: 62                                                  Enterprises, Inc.                                 present
                                                         (operator of department
                                                         store fine jewelry leased
                                                         departments), and several
                                                         private companies; member
                                                         of Investment
                                                         Subcommittee, Monmouth
                                                         University; retired
                                                         Chairman and Managing
                                                         Partner of Sprout Group
                                                         venture capital funds,
                                                         then an affiliate of
                                                         Donaldson, Lufkin and
                                                         Jenrette Securities
                                                         Corporation; and former
                                                         chairman of the National
                                                         Venture Capital
                                                         Association.

Richard J. Norman ....       Director          2007      Private investor.                  14              Since
Age: 61                                                  President of the Board of                        inception
                                                         Directors of Maryland
                                                         Public Television and
                                                         board member of The
                                                         Salvation Army. Prior
                                                         thereto, investment
                                                         representative of Morgan
                                                         Stanley Dean Witter.

Frank K. Ross ........       Director          2005      Board member of NCRIC              14             2004 to
Age: 61                                                  Group, Inc. (insurance)                           present
                                                         and Pepco Holdings, Inc.
                                                         (electric utility).
                                                         Formerly, Midatlantic
                                                         Area Managing Partner for
                                                         Audit and Risk Advisory
                                                         Services at KPMG LLP and
                                                         Managing Partner of its
                                                         Washington, DC office.

Willard H. Smith, Jr. .      Director          2005      Board member of Essex              14              Since
Age: 68                                                  Property Trust, Inc.,                            inception
                                                         Highwoods Properties,
                                                         Inc., Realty Income
                                                         Corporation and Crest Net
                                                         Lease, Inc. Managing
                                                         Director at Merrill Lynch
                                                         & Co., Equity Capital
                                                         Markets Division from
                                                         1983 to 1995.

C. Edward Ward, Jr. ..       Director          2005      Member of the board of             14             2004 to
Age: 58                                                  trustees of Manhattan                             present
                                                         College, Riverdale, New
                                                         York. Formerly head of
                                                         closed-end fund listings
                                                         for the New York Stock
                                                         Exchange.

-------------------
(a) The address of all directors is 757 Third Avenue, New York NY 10017.

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

    The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                           POSITION(S) HELD
NAME, ADDRESS AND AGE*         WITH FUND           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------         ---------           ----------------------------------------
Joseph M. Harvey ......     Vice president      President of the advisor since 2003 and, prior
Age: 40                                         to that, senior vice president and director of
                                                investment research of the advisor.

Adam M. Derechin ......   Vice president and    Chief operating officer of the advisor since
Age: 40                   assistant treasurer   2003 and prior to that, senior vice president
                                                of the advisor.

Lawrence B. Stoller ...   Assistant secretary   Executive vice president and general counsel
Age: 41                                         of the advisor, since 2004; Chief legal
                                                officer of Cohen & Steers Securities, LLC.
                                                Prior to that, Senior vice president and
                                                general counsel of the advisor, associate
                                                general Counsel, Neuberger Berman Management,
                                                Inc. (money manager); and assistant general
                                                counsel, The Dreyfus Corporation (money
                                                manager).

John E. McLean ........    Chief compliance     Vice president and associate general counsel
Age: 34                         officer         of Cohen & Steers Capital Management since
                                                September 2003. Prior to that, vice president,
                                                Law & Regulation, J. & W. Seligman & Co.
                                                Incorporated (money manager); and associate,
                                                Battle Fowler LLP (law firm).

-------------------
* The address of each officer is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:
                   COHEN & STEERS                                     COHEN & STEERS
                 REALTY INCOME FUND                                    REALTY SHARES

         DESIGNED FOR INVESTORS SEEKING A HIGH               DESIGNED FOR INVESTORS SEEKING MAXIMUM
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            TOTAL RETURN THROUGH BOTH CURRENT INCOME
         INVESTING PRIMARILY IN REITS                        AND CAPITAL APPRECIATION, INVESTING
         A, B, C AND I SHARES AVAILABLE                      PRIMARILY IN REITS
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO

                  FOR TOTAL RETURN:                               FOR CAPITAL APPRECIATION:
                   COHEN & STEERS                                       COHEN & STEERS
                    UTILITY FUND                                     REALTY FOCUS SHARES

         DESIGNED FOR INVESTORS SEEKING MAXIMUM              DESIGNED FOR INVESTORS SEEKING MAXIMUM
         TOTAL RETURN THROUGH BOTH CURRENT INCOME            CAPITAL APPRECIATION, INVESTING IN A
         AND CAPITAL APPRECIATION, INVESTING                 LIMITED NUMBER OF REITS AND OTHER REAL
         PRIMARILY IN UTILITIES                              ESTATE COMPANIES
         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C AND I SHARES AVAILABLE
                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
                       FUND CAREFULLY BEFORE INVESTING.
      THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and chairman                 Cohen & Steers Capital Management, Inc.
 Martin Cohen                          757 Third Avenue
 Director and president                New York, NY 10017
                                       (212) 832-3232
 Bonnie Cohen
 Director                              FUND SUBADMINISTRATOR AND CUSTODIAN
                                       State Street Bank and Trust Company
 George Grossman                       225 Franklin Street
 Director                              Boston, MA 02110

 Richard E. Kroon                      TRANSFER AGENT -- COMMON SHARES
 Director                              Equiserve Trust Company
                                       250 Royall Street
 Richard J. Norman                     Canton, MA 02021
 Director                              (800) 426-5523

 Frank K. Ross                         TRANSFER AGENT -- PREFERRED SHARES
 Director                              The Bank of New York
                                       100 Church Street
 Willard H. Smith Jr.                  New York, NY 10007
 Director
                                       LEGAL COUNSEL
 C. Edward Ward, Jr.                   Simpson Thacher & Bartlett LLP
 Director                              425 Lexington Avenue
                                       New York, NY 10017
 Adam Derechin
 Vice president and assistant          New York Stock Exchange Symbol: RPF
 treasurer
                                       Web site: cohenandsteers.com
 Joseph M. Harvey
 Vice president                        This report is for shareholder
                                       information. This is not
 Lawrence B. Stoller                   a prospectus intended for use in the
 Assistant secretary                   purchase or sale of fund shares.
                                       Past performance is of course no
                                       guarantee of future results and your
                                       investment may be worth more or less
                                       at the time you sell.

--------------------------------------------------------------------------------
                                       33

                                 COHEN & STEERS
                           PREMIUM INCOME REALTY FUND


                       ---------------------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 2004





COHEN & STEERS
PREMIUM INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 757 Third Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant's Board has determined that Frank K. Ross, a member of the registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                                 2004      2003
                                                               -------   -------
Audit Fees                                                     $80,000   $74,151
Audit-Related Fees                                              15,000    40,000
Tax Fees                                                        12,600     9,300
All Other Fees                                                      --        --

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant's preferred shares. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                                                 2004      2003
                                                               -------   -------
Audit-Related Fees                                                  --        --
Tax Fees                                                            --        --

All Other Fees                                                 $62,500   $49,500

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the registrant's principal accountant for the registrant's investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the registrant's principal accountant for the investment adviser.

(e)(2) No services included in (b) - (d) above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant were $95,600 and $98,800, respectively.

(h) The registrant's audit committee considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a standing audit committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Frank
K. Ross (chairman), Bonnie

Cohen, George Grossman, Richard E. Kroon, Richard J. Norman, Willard H. Smith Jr. and C. Edward Ward.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                     COHEN & STEERS CAPITAL MANAGEMENT, INC.
          STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF
                                   SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. ("C&S") follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.   Objectives

Voting rights are an important component of corporate governance. C&S has three overall objectives in exercising voting rights:

     A. Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

     B. Rationalizing Management and Shareholder Concerns. C&S seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

     C. Shareholder Communication. Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

     1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

     2. In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

     3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

     4. In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

     5. To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

     6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

     7. C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.   Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ("evergreen") feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are C&S's guidelines on change of control issues:

Shareholder Rights Plans. C&S acknowledges that there are arguments for and against shareholder rights plans, also known as "poison pills." Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers - C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C.   Routine Issues

Director Nominees in a Non-Contested Election - C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election - By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition - C&S supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards - Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action - We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting - Having the ability to cumulate our votes for the election of directors - that is, cast more than one vote for a director about whom they feel strongly - generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors - Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.   Stock Related Items

Increase Additional Common Stock - C&S's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

     1.   creates a blank check preferred stock; or
     2.   establishes classes of stock with superior voting rights.

Blank Check Preferred Stock - Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights - Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations - Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.   Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.   Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V.   Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research's designee shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.  Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

     o    Name of the company

     o    Ticker symbol

     o    CUSIP number

     o    Shareholder meeting date

     o    Brief identification of each matter voted upon

     o    Whether the matter was proposed by management or a shareholder

     o    Whether C&S voted on the matter

     o    If C&S voted, then how C&S voted

     o    Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII. Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

o Business Relationships - This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent. In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S ("Capital Advisors"), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

o Personal Relationships - C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

o Familial Relationships - C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

o Financial Based Materiality - C&S presumes a conflict to be non-material unless it involves at least $500,000.

o Non-Financial Based Materiality - Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service. C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1. Identifying Conflicts - The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S's Inside Information Policies and Procedures. The General Counsel of C&S(or his designee) maintains a watch list and a restricted list. The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel of C&S(or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall receive on at least an annual basis from each member of the Investment

Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise the General Counsel of C&S if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2. Identifying Materiality - The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3. Communication with Investment Committee; Voting of Proxy - If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S(or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds. The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV.  Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S. If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.


     By: /s/ Robert H. Steers
         ---------------------------------
             Name: Robert H. Steers
             Title: Chairman

     Date: March 8, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     By: /s/ Robert H. Steers                By: /s/ Martin Cohen
         ---------------------------------       -------------------------------
         Name: Robert H. Steers                      Name: Martin Cohen
         Title: Chairman, Secretary and              Title: President, Treasurer
                and principal executive                     and principal
                officer                                     financial officer

     Date: March 8, 2005





                            STATEMENT OF DIFFERENCES
                            ------------------------

The section symbol shall be expressed as .............................  'SS'
The division sign shall be expressed as............................... [div]